SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  MAY 21, 1998


                     Structured Products Corp. on behalf of
             TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST C 1998-6
               (Exact name of registrant as specified in charter)


   DELAWARE                    33-55860                     13-3692801
(State or other             (Commission File        (IRS Employer Identification
 jurisdiction of                Number)                       Number)
 incorporation)


   Room 33-130, 33rd Floor
   Seven World Trade Center
   NEW YORK, NEW YORK 10048                           10019
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (212) 783-6645


                         NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 5.    Other Events

     This Current Report on Form 8-K is being filed to report the issuance by TIERS Corporate Bond-Backed Certificates Trust 1998-6 (the "Trust") of $50,000,000.00 in aggregate principal amount of its ZTF Class Certificates and $41,250,000.00 in aggregate principal amount of its Amortizing Class Certificates (collectively, the "Certificates") on May 21, 1998. U.S. Bank Trust National Association, a national banking association, is acting as Trustee (the "Trustee") with respect to the Certificates pursuant to a Trust Agreement dated as of May 21, 1998 (the "Base Trust Agreement") and the Series C 1998-6 Supplement to the Base Trust Agreement dated as of May 21, 1998 (the "Series Supplement" and together with the Base Trust Agreement, the "Trust Agreement"), each between Structured Products Corp., as depositor (the "Depositor"), and the Trustee. Capitalized terms used herein, but not otherwise defined herein, shall have the meaning assigned to such terms in the Trust Agreement. Pursuant to an Underwriting Agreement dated May 21, 1998 (the "Underwriting Agreement") by and between the Depositor and Salomon Brothers Inc (the "Underwriter"), the Underwriter purchased the Certificates from the Depositor.

     This Current Report on Form 8-K is being filed to file a copy of the Underwriting Agreement, the Base Trust Agreement, and the Series Supplement.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

  (c)  Exhibits

EXHIBIT NO.

         1.1      Underwriting Agreement
         4.1      Base Trust Agreement
         4.2      Series C 1998-6 Supplement to the Base Trust
                  Agreement

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     Structured Products Corp. on behalf of
             TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST C 1998-6
                                  (Registrant)


Date:  May 27, 1998               By:   /S/ MATTHEW MAYERS
                                        ------------------
                                        Name:
                                        Title:

EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

         1.1      Underwriting Agreement
         4.1      Base Trust Agreement
         4.2      Series C 1998-6 Supplement to the Base Trust
                  Agreement